Exhibit 10.2

AMENDMENT NO. 1 TO
SECURED PROMISSORY NOTE
This AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE (this “Amendment”) is made as of November ___, 2024, by and among Yield10 Bioscience, Inc., a Delaware corporation (the “Company”), Yield10 Oilseeds Inc., a company organized under the laws of Canada (“Oilseeds”), Yield10 Bioscience Securities Corp. (f/k/a Metabolix Securities Corp.), a Massachusetts corporation (“Securities Corp.”, and together with the Company and Oilseeds, collectively, the “Borrowers”), and Nuseed Nutritional US Inc., a Delaware corporation (“Nuseed”, and together with its successors and permitted assigns, the “Holder”).
RECITALS:
WHEREAS, the Borrowers previously issued to the Holder a Secured Promissory Note, dated as of September 5, 2024 (the “Note”), in the aggregate principal amount of $3,000,000;
WHEREAS, the Borrowers have requested and received advances under the Note in the amount of $3,000,000 in the aggregate;
WHEREAS, the Company, Oilseeds, and the Holder previously entered into that certain Asset Purchase Agreement, dated as of October 1, 2024 (the “APA”);
WHEREAS, as of the date hereof, the Company has not yet obtained the Requisite Seller Vote (as defined in the APA), which is a condition to the closing of the transactions contemplated by the APA;
WHEREAS, the Company has indicated that it lacks sufficient resources to properly maintain its germplasm, seeds, and other breeding materials (the “Biological Assets”) and to conduct certain regulatory activities with respect to the Biological Assets that the Company is obligated to perform pursuant to the License and Service Fee Agreement, dated February 9, 2024, between Vision Bioenergy Oilseeds LLC and the Company, and the License Agreement, dated as of July 12, 2024, between the Company and the Holder (collectively, the “License Agreements”, and such regulatory activities, the “Regulatory Obligations”), such that the Company is in imminent risk of defaulting under the License Agreements;
WHEREAS, simultaneously with the execution of this Amendment, the Company, Oilseeds, and the Holder are entering into a Services Agreement (the “Services Agreement”), pursuant to which (i) the Company and Oilseeds will transfer possession of the Biological Assets to the Holder and (ii) the Holder will perform the Regulatory Obligations for the purpose of preventing defaults by the Company under the License Agreements; and
WHEREAS, the Borrowers have agreed to enter into this Amendment as partial consideration for the execution of the Services Agreement by the Holder.
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendment to Note. Section 6 of the Note is hereby amended to add the following as a new clause (k): “The Company shall have failed to obtain the Requisite Seller Vote (as defined in that certain Asset Purchase Agreement, dated as of October 1, 2024, by and among the Company, Oilseeds, and the Holder) on or before December 2, 2024.”

2.Effect of this Amendment.
(a)All of the amendments to the Note set forth in this Amendment shall be deemed to be incorporated in, and made a part of, the Note. Effective upon execution of this Amendment by each of the parties hereto, each reference in the Note to “this Note,” “hereunder,” “herein,” “hereby,” or words of like import referring to the Note, and each reference to the Note in the exhibits thereto, shall mean and be a reference to the Note as amended by this Amendment.
(b)Except as expressly modified by this Amendment, the Note is and will remain unmodified and in full force and effect. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Note, the terms and conditions of this Amendment shall govern.
(c)This Amendment shall not affect any claim or cause of action of any party that may have arisen prior to the effectiveness of this Amendment.
3.Miscellaneous. Sections 9, 10, 11, 12, 13, 14, and 15 of the Note shall apply mutatis mutandis to this Amendment as if references to the Note were references to this Amendment.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
YIELD10 BIOSCIENCE, INC.

By: /s/ Oliver Peoples
Name: Oliver Peoples
Title: President and CEO

YIELD10 OILSEEDS INC.

By: /s/ Oliver Peoples
Name: Oliver Peoples
Title: Director

YIELD10 BIOSCIENCE SECURITIES CORP.
(F/K/A METABOLIX SECURITIES CORP.)

By: /s/ Oliver Peoples
Name: Oliver Peoples
Title: President

NUSEED NUTRITIONAL US INC.

By: /s/ Brent Zacharias
Name: Brent Zacharias
Title: Group Executive, Nuseed

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